AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2014

Securities Act Registration No. 333-12745
Investment Company Act Reg. No. 811-07831

SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	28	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	30	[	X	]

(Check appropriate box or boxes.)

FMI FUNDS, INC. (Exact Name of Registrant as Specified in Charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(Zip Code)

(414) 226-4555 (Registrant’s Telephone Number, including Area Code)

Ted. D. Kellner	Copy to:
Fiduciary Management, Inc.	Peter D. Fetzer
100 East Wisconsin Avenue, Suite 2200	Foley & Lardner LLP
Milwaukee, WI 53202	777 East Wisconsin Avenue
(Name and Address of Agent for Service)	Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On January 31, 2014 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS	January 31, 2014

FMI Large Cap Fund
(Ticker Symbol: FMIHX)

FMI Common Stock Fund
(Ticker Symbol: FMIMX)

FMI International Fund
(Ticker Symbol: FMIJX)

FMI Large Cap Fund is a non-diversified, no-load mutual fund seeking long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks.

FMI Common Stock Fund is a no-load mutual fund seeking long-term capital appreciation by investing mainly in small- to medium-capitalization value stocks.

FMI International Fund is a non-diversified, no-load mutual fund seeking long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies.

The FMI Large Cap Fund and the FMI Common Stock Fund are closed to new investors.  Except as specified in this Prospectus, only investors of the FMI Large Cap Fund as of June 30, 2013 or investors of the predecessor fund to the FMI Common Stock Fund as of December 31, 2009 are eligible to purchase shares of the respective Fund.
FMI Funds
100 East Wisconsin Avenue, Suite 2200	1-800-811-5311
Milwaukee, Wisconsin 53202	www.fmifunds.com

NO-LOAD MUTUAL FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

FMI Funds

Advised by Fiduciary Management, Inc.

FMI Funds
TABLE OF CONTENTS

Summary Sections	3

FMI Large Cap Fund Summary	3

FMI Common Stock Fund Summary	7

FMI International Fund Summary	11

Additional Information About the Funds	16

Management of the Funds	16

The Funds’ Share Price	17

Purchasing Shares	18

Redeeming Shares	23

Market Timing Procedures	25

Exchanging Shares	26

Dividends, Distributions and Taxes	26

Index Descriptions	28

Financial Highlights	29

SUMMARY SECTIONS

FMI LARGE CAP FUND SUMMARY

Investment Objective:  FMI Large Cap Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge
Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions	No Sales Charge
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.96%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30 % of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association.  In addition, the Fund invests in American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”), which are dollar-denominated securities of foreign issuers traded in the U.S.

The Fund may invest in ADRs through both sponsored and unsponsored arrangements.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk.  The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate

•	A high degree of relative recurring revenue

•	Modestly priced products or services

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•	Above-average growth or improving profitability prospects

The Fund considers valuation:

•	On both an absolute and relative to the market basis

•	Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential

•	Such sale is necessary for portfolio diversification

•	Changing fundamentals signal a deteriorating value potential

•	Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Large Capitalization Companies Risk:  Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.

•
Non-Diversification Risk:  Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

•
Foreign Securities Risk:  Stocks of non-U.S. companies (whether directly or in ADRs or ADSs ) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than in the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Standard & Poor’s Composite Index of 500 Stocks ® (“S&P 500”).  For additional information on this index, please see “Index Descriptions” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI Large Cap Fund
(Annual total return as of 12/31)

During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 14.85% (quarter ended June 30, 2009 ) and the lowest total return for a quarter was -18.29% (quarter ended December 31, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs).

Average Annual Total Returns	One	Five	Ten
(for the periods ended December 31, 2013 )	Year	Years	Years
FMI Large Cap Fund
Return before taxes	30.48%	17.06%	9.61%
Return after taxes on distributions	28.46%	16.40%	9.00%
Return after taxes on distributions and sale of Fund	18.86%	13.88%	7.84%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Managers:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio , which is comprised of the following individuals :

		Years with
PMC Member	Title with Adviser	Adviser
Patrick J. English	Chief Executive Officer and Chief Investment Officer	27
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	19
Andy P. Ramer	Director of Research and Research Analyst	11
Jonathan T. Bloom	Research Analyst	4
Matthew J. Goetzinger	Research Analyst	9
Robert M. Helf	Research Analyst	16
Karl T. Poehls	Research Analyst	6
Daniel G. Sievers	Research Analyst	5
Matthew T. Sullivan	Research Analyst	1

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.   The Fund is closed to new investors, subject to certain conditions.

You may purchase, redeem and exchange shares of the Fund each day the New York Stock Exchange is open. You may purchase, redeem or exchange Fund shares: through the mail (FMI Large Cap Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FMI COMMON STOCK FUND SUMMARY

Investment Objective:  FMI Common Stock Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge
Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions	No Sales Charge
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (1)	0.19%
Total Annual Fund Operating Expenses	1.19%

(1)
“Other Expenses” for the Fund are based on the current fiscal year expenses of the FMI Common Stock Fund of FMI Common Stock Fund, Inc. (the “Predecessor Fund”), which was reorganized into the Fund on January 31, 2014.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 24 % of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in small- to medium-capitalization companies (namely, companies with less than $5 billion market capitalization) listed or traded on a national securities exchange or on a national securities association.  Under normal market conditions, the Fund invests 80% of its net assets in common stocks, including for purposes of this limitation common stocks of foreign companies traded as American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”).

The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information .

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate

•	A high degree of relative recurring revenue

•	Modestly priced products or services

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•	Above-average growth or improving profitability prospects

The Fund considers valuation:

•	On both an absolute and relative to the market basis

•	Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential

•	Such sale is necessary for portfolio diversification

•	Changing fundamentals signal a deteriorating value potential

•	Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•
Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

•
Foreign Securities Risk:  Stocks of non-U.S. companies (whether directly or in ADRs or ADSs ) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than in the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any in dividends and interest earned) held by the Fund may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Russell 2000 Index ® .   The Fund is the successor to the investment performance of the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the Fund after the close of business on January 31, 2014.  Accordingly, the performance information shown below for periods on or prior to January 31, 2014 is that of the Predecessor Fund.  The Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Fund.   For additional information on this index, please see “Index Descriptions” in the Prospectus.  The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI Common Stock Fund
(Annual total return as of 12/31)

During the ten year period shown on the bar chart, the Predecessor Fund’s highest total return for a quarter was 21.52% (quarter ended June 30, 2009) and the lowest total return for a quarter was -19.88% (quarter ended December 31, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs).

Average Annual Total Returns	One	Five	Ten
(for the periods ended December 31, 2013 )	Year	Years	Years
FMI Common Stock Fund
Return before taxes	32.01%	19.98%	11.44%
Return after taxes on distributions	29.05%	18.60%	9.82%
Return after taxes on distributions and sale of Fund	20.39%	16.41%	9.28%
Russell 2000 Index ® (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Managers:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio , which is comprised of the following individuals :

		Years with
PMC Member	Title with Adviser	Adviser
Patrick J. English	Chief Executive Officer and Chief Investment Officer	27
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	19
Andy P. Ramer	Director of Research and Research Analyst	11
Jonathan T. Bloom	Research Analyst	4
Matthew J. Goetzinger	Research Analyst	9
Robert M. Helf	Research Analyst	16
Karl T. Poehls	Research Analyst	6
Daniel G. Sievers	Research Analyst	5
Matthew T. Sullivan	Research Analyst	1

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.  The Fund is closed to new investors, subject to certain conditions.

You may purchase, redeem, and exchange shares of the Fund each day the New York Stock Exchange is open. You may purchase, redeem, or exchange Fund shares: through the mail (FMI Common Stock Fund,  c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FMI INTERNATIONAL FUND SUMMARY

Investment Objective:  FMI International Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		No Sales Charge
Maximum Deferred Sales Charge (Load)		No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions		No Sales Charge
Redemption Fee (transfer agent charge of $15 for each wire redemption)		None
Exchange Fee		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees		None
Other Expenses		0.40%
Total Annual Fund Operating Expenses		1.15%
Fee Waiver and/or Expense Reimbursement(1)	-	0.15%
Net Annual Fund Operating Expenses		1.00%

(1)
The Fund’s investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fee to the extent necessary to ensure that net expenses (excluding federal, state and local taxes, interest, brokerage commissions and extraordinary items) do not exceed 1.75% of the average daily net assets of the Fund.  The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days prior written notice, but is expected to continue indefinitely.  In addition to the reimbursement required under the investment advisory agreement, the investment adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.00% at least through January 31, 2015 .

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$350	$618	$1,384

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 21 % of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization) value stocks of foreign companies (also referred to as non-U.S. companies).  The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies.  Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States.  Sometimes these non-U.S. companies are traded in the U.S. on a national securities exchange, or through

American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”).  The Fund invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, ADRs, ADSs and exchange-traded funds (“ETFs”) based on an international equity index.

The Fund may invest in ADRs through both sponsored and unsponsored arrangements.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

Unlike many international funds, the majority of the Fund’s investments will be in companies that have global operations rather than in companies whose business is limited to a particular country or geographic region.  Because the Fund’s investments will be limited in number and investing in emerging market securities will not be a principal investment strategy, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular international benchmarks.  When determining whether an investment is in emerging market securities, the Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate

•	A high degree of relative recurring revenue

•	Modestly priced products or services

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•	Above-average growth or improving profitability prospects

The Fund considers valuation:

•	On both an absolute and relative to the market basis

•	Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential

•	Such sale is necessary for portfolio diversification

•	Changing fundamentals signal a deteriorating value potential

•	Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Non-Diversification Risk:  Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

•
Foreign Securities Risk:  Stocks of non-U.S. companies (whether directly or in ADRs or ADSs ) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than in the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

•
Geographic Concentration Risk:  Concentrating investments in a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.  Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.

•
Currency Hedging Risk:  The Fund may hedge a significant portion of its foreign stock investments against foreign currency changes in an effort to have its returns more closely reflect the market performance of its investments, rather than the value of the currency.  To the extent the Fund hedges portions of its portfolio, its relative performance may differ from that of unhedged portfolios or indices. There is no guarantee the hedges will fully protect against adverse currency movements.

•
Large Capitalization Companies Risk:  Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ® (“MSCI EAFE”).  For additional information on this index, please see “Index Descriptions” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI International Fund
(Annual total return as of 12/31)

During the period shown on the bar chart, the Fund’s highest total return for a quarter was 10.23% (quarter ended March 31, 2013 ) and the lowest total return for a quarter was -12.16% (quarter ended September 30, 2011).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs).

Average Annual Total Returns	One	Since Inception
(for the periods ended December 31, 2013 )	Year	(December 31, 2010)
FMI International Fund
Return before taxes	24.65%	13.10%
Return after taxes on distributions	23.91%	12.83%
Return after taxes on distributions and sale of Fund shares	14.64%	10.39%
MSCI EAFE (LOC) (reflects no deduction for fees, expenses or taxes)	26.93%	9.36%
MSCI EAFE (USD) (reflects no deduction for fees, expenses or taxes)	22.78%	8.17%

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Managers:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio , which is comprised of the following individuals :

		Years with
PMC Member	Title with Adviser	Adviser
Patrick J. English	Chief Executive Officer and Chief Investment Officer	27
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	19
Andy P. Ramer	Director of Research and Research Analyst	11
Jonathan T. Bloom	Research Analyst	4
Matthew J. Goetzinger	Research Analyst	9
Robert M. Helf	Research Analyst	16
Karl T. Poehls	Research Analyst	6
Daniel G. Sievers	Research Analyst	5
Matthew T. Sullivan	Research Analyst	1

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $2,500.  The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open.  You may redeem or purchase Fund shares: through the mail (FMI International Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary.  Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT OBJECTIVES AND STRATEGIES

The FMI Large Cap Fund seeks long-term capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.

The FMI Common Stock Fund seeks long-term capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.

The FMI International Fund seeks long-term capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.  The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies.

Each Fund’s portfolio managers are patient investors.  The Funds do not attempt to achieve their investment objectives by active and frequent trading of common stocks.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Temporary Investments:  Each Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions.  This means that a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  A Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.  When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, contains a description of the Funds’ policies and procedures regarding disclosure of their portfolio holdings.

MANAGEMENT OF THE FUNDS

Fiduciary Management, Inc. (the “Adviser”) is the investment adviser to each Fund.  The Adviser’s address is:

100 East Wisconsin Avenue
Suite 2200
Milwaukee, Wisconsin  53202

The Adviser has been in business since 1980 and has been the Funds’ only investment adviser.  As the investment adviser to each Fund, the Adviser manages the investment portfolio for such Fund.  The Adviser makes the decisions to buy and sell the investments of each Fund.

Pursuant to Investment Advisory Agreements, the Adviser is entitled to receive a fee at an annual rate of 0.75% of the average daily net assets of the FMI Large Cap Fund and FMI International Fund, and a fee at an annual rate of 1.00% of the average daily net assets of the FMI Common Stock Fund.  The Adviser may periodically waive all or a portion of its advisory fee with respect to each Fund.

For the past fiscal year ended September 30, 2013 , the FMI Large Cap Fund, the Predecessor Fund to FMI Common Stock Fund and the FMI International Fund paid advisory fees, after waiver or reimbursement, at the rate of 0.75%, 1.00%, and 0.60%, respectively.

A discussion regarding the basis for the Board of Directors approving each Fund’s investment advisory agreement with the Adviser is available in the Funds’ semi-annual report to shareholders for the most recent period ended March 31.

Each Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of each Fund’s portfolio.

Patrick J. English, CFA, has been employed by the Adviser in various capacities since 1986, currently serving as Chief Executive Officer, Chief Investment Officer and Treasurer.  John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer.  Andy P. Ramer, CFA, has been employed by the Adviser since 2002 as a Research Analyst and is the Director of Research.  Jonathan T. Bloom has been employed by the Adviser since 2010 as a Research Analyst; from 2008 through the spring of 2009 Mr. Bloom attended the Columbia University Graduate School of Business in New York.  Mr. Bloom has passed all three levels of the CFA exam and his charter is pending his completion of the work experience requirement .  Matthew J. Goetzinger, CFA, has been employed by the Adviser since July 2004 as a Research Analyst. Robert M. Helf, CFA, has been employed by the Adviser since 1997 as a Research Analyst. Karl T. Poehls, CFA, has been employed by the Adviser since 2008 as a Research Analyst; from August 2006 to May 2008 Mr. Poehls attended Graduate School at the University of Wisconsin, Madison.  Daniel G. Sievers, CFA, has been employed by the Advisor since 2009 as a Research Analyst; from May 2008 to August 2009 Mr. Sievers was employed as an Investment Analyst with Evergreen Investments, Boston, Massachusetts. Matthew T. Sullivan has been employed by the Adviser since 2013 as a Research Analyst. From 2009 to 2013 Mr. Sullivan attended Brown University.

The Funds’ SAI, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in each Fund.

THE FUNDS’ SHARE PRICE

The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value.  Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on most national holidays, on Good Friday, and on the weekends.  The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.  Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  Each Fund values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.

If market quotations are not readily available, the Funds will value securities at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  In determining fair value, the Funds’ Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events.  For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.  The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securi-

ties that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.

The FMI International Fund may invest in securities principally traded in markets outside the U.S.  The foreign markets in which the International Fund may invest are sometimes open on days when the NYSE is not open and the International Fund does not calculate its net asset value, and sometimes are not open on days when the International Fund does calculate its net asset value.  Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time in which the International Fund calculates its net asset value.  As a result, the value of the International Fund’s portfolio may be affected on days when the International Fund does not calculate its net asset value and you cannot purchase or redeem shares of the International Fund.

Each Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day.  Each Fund will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.

The Funds consider a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, th e number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature .  Servicing agents are responsible for timely transmitting any purchase, exchange and redemption orders they receive to the Funds.

PURCHASING SHARES

FMI Large Cap Fund and FMI Common Stock Fund – Limited Availability

The FMI Large Cap Fund and FMI Common Stock Fund (together, the “Closed Funds”) are closed to new investors.  Except as indicated below, only investors of the FMI Large Cap Fund as of June 30, 2013, or investors of the Predecessor Fund to the FMI Common Stock Fund as of December 31, 2009, whether owning shares of record or through a processing intermediary, are eligible to purchase shares of the respective closed Fund. Exceptions include:

•
Participants in an employee retirement plan for which the Closed Fund is an eligible investment alternative and whose records are maintained by a processing intermediary having an agreement with the FMI Large Cap Fund in effect on June 30, 2013  or an agreement with the Predecessor Fund to the FMI Common Stock Fund in effect on December 31, 2009.

•
Clients of a financial adviser or planner who had client assets invested in the FMI Large Cap Fund in effect on June 30, 2013 or with the Predecessor Fund to the FMI Common Stock Fund on December 31, 2009.

•	Employees, officers and directors of the Closed Funds or the Adviser, and members of their immediate families (namely, spouses, siblings, parents, children and grandchildren).

•
Firms having an existing business relationship with the Adviser, whose investment the officers of the Closed Funds determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Closed Funds effectively.

•	An investment in a Closed Fund that officers of the Closed Funds determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Closed Funds effectively.

The FMI Large Cap Fund and the FMI Common Stock Fund reserve the right, at any time, to re-open or modify the extent to which the future sales of shares are limited.

How to Purchase Shares from the Funds

1.	Read this Prospectus carefully.

2.
Determine how much you want to invest keeping in mind the following minimums (the Funds reserve the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*:

			FMI
	FMI Large	FMI Common	International
	Cap Fund	Stock Fund	Fund
New accounts
• All Accounts	$1,000	$1,000	$2,500

Existing Accounts
• Dividend reinvestment	No Minimum	No Minimum	No Minimum
• Automatic Investment Plan	$50	$50	$50
• Telephone Purchase	$1,000	$1,000	$1,000
• All other accounts	$100	$100	$100

* Servicing Agents may impose different minimums.

3.
Complete the New Account Application available on our website (www.fmifunds.com), carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Funds have additional New Account Applications and remittance forms if you need them.)  If you have any questions, or, if you need additional assistance when completing your application, please call the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), at 1-800-811-5311.

In compliance with the USA PATRIOT Act of 2001 (Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act) please note that the transfer agent will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Funds may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Permanent addresses containing only a P.O. Box will not be accepted.  The Funds’ Anti-Money Laundering Program is supervised by the Funds’ Anti-Money Laundering Officer, subject to the oversight of the Board of Directors.

If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Funds reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

4.
Make your check payable to “FMI Large Cap Fund,” “FMI Common Stock Fund” or “FMI International Fund,” as applicable.  All checks must be in U.S. dollars and drawn on U.S. banks.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated on-line bill paychecks, or any conditional order or payment.  USBFS, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Funds as a result.

5.	Send the application and check to:

  BY FIRST CLASS MAIL

  FMI Funds
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

  FMI Funds
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Funds.

6.	You may purchase shares by wire transfer.

 Initial Investment by Wire – If you wish to open an account by wire, you must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – You must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

  Wire Information:
  You should transmit funds by wire to:
  U.S. Bank, N.A.
  777 East Wisconsin Avenue
  Milwaukee, WI  53202
  ABA #075000022

  For credit to:
  U.S. Bancorp Fund Services, LLC
  Account #112-952-137

  For further credit to:
  (name of FMI Fund)
  (shareholder registration)
  (shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer.  Servicing Agents may:

•
Become shareholders of record of the Funds.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents may not be subject to the Funds’ minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

•	Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•
Be authorized to receive purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf).  If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with such Fund.  When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis.  If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, the Servicing Agent may be held liable for any resulting fees or losses.

Telephone Purchases

Unless you declined “ telephone option ” in the Telephone Options section on the account application, you may make subsequent investments by telephone directly from a bank checking or savings account. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The telephone purchase option may not be used for initial purchases of a Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  Telephone purchases must be in amounts of $1,000 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts.  IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-800-811-5311.  Once a telephone transaction has been placed, it cannot be canceled or modified.

If you currently do not have the telephone purchase option, you may write to USBFS requesting the telephone purchase option.  This option will become effective approximately 15 business days after the application form is received by the Funds’ transfer agent, USBFS.  The Telephone Option form is also available on our website (www.fmifunds.com).  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (the “Plan”). This Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis. In order to participate in the Plan, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ transfer agent at 1-800-811-5311. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.

Other Information about Purchasing Shares of the Funds

The Funds may reject any New Account Application for any reason.  A Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Funds will not issue certificates evidencing shares purchased.  The Funds will send investors a written confirmation for all purchases of shares.

The Funds offer an automatic investment plan allowing shareholders to make subsequent purchases on a regular and convenient basis.  The Funds also offer the following retirement plans:

•Traditional IRA

•Roth IRA

•Coverdell Education Savings Account

•SEP-IRA

•Simple IRA

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-811-5311.  The Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Address Changes

To change the address on your account, call the Funds at 1-800-811-5311.  Any written redemption requests received within 30 days after an address change must be accompanied by a signature guarantee.

No telephone redemptions will be allowed within 30 days of an address change.

Householding

To reduce expenses, we generally mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-811-5311.  Individual copies will be sent upon request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	account number(s) and name of the FMI Fund

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•
additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Funds, in advance, at 1-800-811-5311 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:

•	When the redemption proceeds are payable or sent to any person, address or bank account not on record.

•	If a change of address was received by USBFS within the last 30 days.

•	If ownership on an account is being changed.

In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A notarized signature is not an acceptable substitute for a signature guarantee.

The Funds may waive the signature guarantee requirement in certain circumstances.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL
FMI Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
FMI Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Funds.

How to Redeem (Sell) Shares by Telephone

1.
The telephone redemption option will automatically be established on your account unless declined on the original account application.  If you declined this option and would like to add it at a later date, you should write to USBFS requesting the telephone option.  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

2.	Shares held in individual retirement accounts may be redeemed by telephone. You will be asked whether or not to withhold taxes from any distribution.

3.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

4.
Call USBFS at 1-800-811-5311.  Please do not call the Adviser. Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $ 100 ,000, however, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.)  Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•
USBFS receives your written request in good order with all required information and documents as necessary.  Shareholders should contact USBFS for further information concerning documentation required for redemption of Fund shares for certain account types.

•	USBFS receives your authorized telephone request in good order with all required information.

•
If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•	USBFS will normally send redemption proceeds no later than the seventh day after it receives the request, along with all required information.

•
If you request in the letter of instruction, USBFS will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire.  Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.  USBFS currently charges $15 for each wire redemption but does not charge a fee for EFTs.

•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Funds, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

•
As permitted by the Investment Company Act, the Funds may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

•
If you purchased shares by check, or by EFT , the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 business days from the date of purchase).

•	Unless previously authorized on the account, USBFS will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

•
Redemption proceeds will be sent to the USBFS address of record.  USBFS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•
The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so.  Both the Funds and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Funds nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction. If a Servicing Agent or shareholder cannot contact USBFS by telephone, they should make a redemption request in writing in the manner described earlier.

•
If your account balance falls below $1,000 because you redeem or exchange shares, the Funds reserve the right to notify you to make additional investments within 60 days so that your account balance is $1,000 or more.  If you do not, the Funds may close your account and mail the redemption proceeds to you.

•
While the Funds generally pay redemption requests in cash, the Funds reserve the right to pay redemption requests “in kind.”  This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the applicable Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Funds’ Board of Directors have determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Funds have not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Funds.

The officers of the Funds receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Funds will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Funds.  In such event, the Funds’ Board of Directors may reconsider their decision not to adopt policies and procedures.

EXCHANGING SHARES

Shares of a Fund may be exchanged for shares of:

•FMI Large Cap Fund

•FMI Common Stock Fund

•FMI International Fund

•First American Prime Obligations Fund

at the relative net asset values.  An affiliate of USBFS advises the First American Prime Obligations Fund.  This is a money market mutual fund offered to respond to changes in your goals or market conditions.  Neither USBFS nor First American Prime Obligations Fund is affiliated with the Funds nor the Adviser.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.  The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.  Exchanges may be authorized by telephone unless the option was declined on the account application.

How to Exchange Shares

1.
Read this Prospectus (and the current prospectus for the fund for which shares are to be exchanged) carefully. (Please note that FMI Common Stock Fund and FMI Large Cap Fund are currently closed to new investors , subject to certain limited exceptions as set forth under the section titled “Purchasing Shares” above.)

2.
Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to a $1,000 minimum ($2,500 with regard to the FMI International Fund and the First American Prime Obligations Fund).

3.	Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Call the transfer agent at 1-800-811-5311 to obtain the necessary exchange authorization forms and the First American Prime Obligations Fund Prospectus .  This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. As long as the Fund meets the requirements of a regulated investment company, which is its intent, it pays no federal income tax on the earnings it distributes to shareholders.

You have four distribution options:

•	All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	Distribution Only Reinvestment Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

•	Dividend Only Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

•	All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make this election on the New Account Application.  You may change your election by writing to USBFS or by calling 1-800-811-5311.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at the Fund’s then current net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

A Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state, and local income tax.  These distributions may be taxed as ordinary income, dividend income, or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  Each Fund expects that its distributions generally will consist primarily of long-term capital gains.  Distributions of net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Fund shares. If you purchase shares at a time when a Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

Each Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss. You should be aware that an exchange of shares in a Fund for shares in other Funds is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax .

Federal law requires a mutual fund company to report its shareholders’ cost basis, gain/loss, and holding period with respect to “covered shares” of the mutual fund to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when the “covered” shares are sold. Covered shares are any Fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Funds by U.S. shareholders.  The SAI contains a more detailed summary of federal tax rules that apply to the Funds and their shareholders.  This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Funds. Legislative, judicial, or administrative action may change the tax rules that apply to the Funds or their shareholders and any such change may be retroactive.  You should consult your tax advisers to determine the federal, state, local, and non-U.S. tax consequences of owning Fund shares.

INDEX DESCRIPTIONS

Standard & Poor’s 500 Index ®

The Standard & Poor’s 500 Index ® consists of 500 selected common stocks, most of which are listed on the NYSE.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (namely, its market price per share times the number of shares outstanding.) Stocks may be added or deleted from the Index from time to time. A direct investment in an index is not possible.

Russell 2000 Index ®

The Russell 2000 Index ® measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.  A direct investment in an index is not possible.

Morgan Stanley Capital International Europe, Australasia and Far East Index ®

The Morgan Stanley Capital International Europe, Australasia and Far East Index ® (“MSCI EAFE”) is an unmanaged index composed of securities of 22 developed market country indices, excluding the U.S. and Canada.  The MSCI EAFE Index is a recognized international index and is weighted by market capitalization.  A direct investment in an index is not possible.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years, or since inception in the case of the FMI International Fund.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions).   The information shown for the FMI Common Stock Fund is for the Predecessor Fund.   This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.

FMI Large Cap Fund

	Years Ended September 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$17.38	$14.31	$14.46	$13.27	$13.65
Income from investment operations:
Net investment income	0.18	0.20	0.16	0.17	0.20
Net realized and unrealized gains (losses) on investments	3.37	3.46	(0.17)	1.19	(0.47)
Total from investment operations	3.55	3.66	(0.01)	1.36	(0.27)

Less distributions:
Distributions from net investment income	(0.20)	(0.17)	(0.14)	(0.17)	(0.11)
Distributions from net realized gains	(0.21)	(0.42)	—	—	—
Total from distributions	(0.41)	(0.59)	(0.14)	(0.17)	(0.11)
Net asset value, end of year	$20.52	$17.38	$14.31	$14.46	$13.27
TOTAL RETURN	20.94%	26.17%	(0.13%)	10.33%	(1.79%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	8,122,016	6,167,813	4,008,758	3,318,364	2,051,701
Ratio of expenses to average net assets	0.96%	0.96%	0.97%	0.97%	0.97%
Ratio of net investment income to average net assets	0.95%	1.25%	1.03%	1.18%	1.80%
Portfolio turnover rate	30%	21%	28%	20%	32%

FMI Common Stock Fund

	Years Ended September 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$25.43	$22.63	$22.98	$21.07	$21.20
Income from investment operations:
Net investment income (loss)	0.07	0.09	0.03	(0.00)*	0.05
Net realized and unrealized gains on investments	6.05	4.79	0.44	1.96	0.86
Total from investment operations	6.12	4.88	0.47	1.96	0.91

Less distributions:
Distributions from net investment income	(0.09)	(0.04)	—	(0.04)	(0.06)
Distributions from net realized gains	(2.41)	(2.04)	(0.82)	(0.01)	(0.98)
Total from distributions	(2.50)	(2.08)	(0.82)	(0.05)	(1.04)
Net asset value, end of year	$29.05	$25.43	$22.63	$22.98	$21.07
TOTAL RETURN	26.63%	22.38%	2.03%	9.30%	6.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	1,259,158	1,118,501	945,991	925,630	872,557
Ratio of expenses to average net assets	1.19%	1.20%	1.21%	1.24%	1.26%
Ratio of net investment income (loss) to average net assets	0.26%	0.38%	0.13%	(0.01%)	0.32%
Portfolio turnover rate	24%	43%	26%	30%	35%

*	Amount less than $0.005 per share.

FMI International Fund

			For the Period from
			December 31,
			2010* to
	Years Ended September 30,		September 30,
	2013	2012	2011

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.12	$18.06	$20.00
Income from investment operations:
Net investment income	0.25	0.22	0.16
Net realized and unrealized gains (loss) on investments	4.29	4.00	(2.10)
Total from investment operations	4.54	4.22	(1.94)

Less distributions:
Distributions from net investment income	(0.08)	(0.16)	—
Distributions from net realized gains	(0.24)	—	—
Total from distributions	(0.32)	(0.16)	—
Net asset value, end of period	$26.34	$22.12	$18.06
TOTAL RETURN	20.87%	23.52%	(9.70	%)(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	137,906	67,316	13,514
Ratio of expense to average net assets:
Before expense reimbursement	1.15%	1.45%	2.91	%(2)
After expense reimbursement	1.00%	1.00%	1.00	%(2)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.89%	0.62%	(0.86	)%(2)
After expense reimbursement	1.04%	1.07%	1.05	%(2)
Portfolio turnover rate	21%	20%	12	%(1)

*	Commencement of Operations.
(1)	Not annualized.
(2)	Annualized.

Not part of the Prospectus

FMI Funds

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•Information we receive from you on or in applications or other forms, correspondence or conversations.

•Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund

To learn more about the FMI Large Cap Fund, FMI Common Stock Fund and FMI International Fund, you may want to read the Funds’ SAI which contains additional information about the Fund.  Each Fund has incorporated by reference the SAI into this Prospectus.  This means that you should consider the contents of the Funds’ SAI to be part of the Prospectus.

You also may learn more about each Fund’s investments by reading the Funds’ annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling USBFS at 1-800-811-5311 or by visiting the Funds’ website (http://www.fmifunds.com).

Prospective investors and shareholders who have questions about the Funds may also call the following number or write to the following address.

FMI Funds
100 East Wisconsin Avenue,
Suite 2200
Milwaukee, Wisconsin 53202
1-800-811-5311
www.fmifunds.com

The general public can review and copy information about each Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the Funds are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing to: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-07831

FMI Funds

1-800-811-5311
www.fmifunds.com

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2014

FMI FUNDS, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

FMI Large Cap Fund
(Ticker Symbol : FMIHX)

FMI Common Stock Fund
(Ticker Symbol: FMIMX)

FMI International Fund
(Ticker Symbol: FMIJX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of FMI Large Cap Fund , FMI Common Stock Fund and FMI International Fund dated January 31, 2014 .  Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202, or by calling 1-800-811-5311.  The Prospectus is also available on our website (www.fmifunds.com).

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2013 , of FMI Large Cap Fund , FMI Common Stock Fund, Inc., the predecessor fund to the current FMI Common Stock Fund, and FMI International Fund as filed with the Securities and Exchange Commission on Form N-CSR on November 8, 2013 :

Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

FMI FUNDS, INC.

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31,  2014 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the “Corporation”), is an open-end, management investment company consisting of one diversified portfolio, FMI Common Stock Fund (the “ Common Stock Fund”), and two non-diversified portfolios, FMI Large Cap Fund (the “Large Cap Fund”) and FMI International Fund (the “International Fund”) (collectively the Common Stock Fund, the Large Cap Fund and the International Fund are referred to as the “Funds” and are sometimes individually referred to as a “Fund”).   Fiduciary Management, Inc. serves as the investment adviser to the Funds (the “Adviser”).  This Statement of Additional Information provides information about the three Funds .  The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Common Stock Fund became effective on January 31, 2014 and is the successor in interest to another fund (the “Predecessor Common Stock Fund”) having the same name and investment objective that was included as a series of another investment company, FMI Common Stock Fund, Inc., that was also advised by the Common Stock Fund’s investment adviser, Fiduciary Management, Inc.  Effective as of the close of business on January 31, 2014, the assets and liabilities of the Predecessor Common Stock Fund were transferred to the Common Stock Fund.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Funds have adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:  (i) 67% of a Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of a Fund .

Large Cap Fund

1. The Large Cap Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or write or invest in put or call options.

2. The Large Cap Fund will not borrow money or issue senior securities except for temporary bank borrowings for emergency or extraordinary purposes, and will not purchase securities while it has any outstanding borrowings.

3. The Large Cap Fund may pledge or hypothecate its assets to secure its borrowings.

4. The Large Cap Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

5. The Large Cap Fund will not make investments for the purpose of exercising control or management of any company.

6. The Large Cap Fund will not purchase securities of any issuer (other than the United States (sometimes referred to as “U.S.”) or an instrumentality of the United States) if, as a result of such purchase, the Large Cap Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Large Cap Fund’s assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the Large Cap Fund’s total assets may be invested without regard to these limitations.

7. The Large Cap Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

8. The Large Cap Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of its investment adviser.

9. The Large Cap Fund will not act as an underwriter or distributor of securities other than shares of the Large Cap Fund (except to the extent that the Large Cap Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).

10. The Large Cap Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

11. The Large Cap Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

12. The Large Cap Fund will not purchase or sell commodities or commodity contracts.

Common Stock and International Fund

1.  The Common Stock Fund and the International Fund will not issue senior securities except as permitted under paragraph 2 below or as permitted under the 1940 Act.

2. The Common Stock Fund and the International Fund will not borrow money, except as permitted under the 1940 Act.  (For a discussion of each Fund’s strategies related to borrowing, please see “Investment Considerations – Reverse Repurchase Agreements (Borrowing)” and “Borrowing”.)

3. The Common Stock Fund and the International Fund will not pledge, mortgage, hypothecate or otherwise encumber any of their assets, except to secure permitted borrowings.

4. The Common Stock Fund and the International Fund will not purchase or sell commodities, except as permitted by the 1940 Act.

5. The Common Stock Fund and the International Fund will not make loans except as permitted under the 1940 Act.

6. The Common Stock Fund and the International Fund will not purchase or sell real estate (although the Common Stock Fund and the International Fund may each purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein).

7. The Common Stock Fund and the International Fund will not act as an underwriter or distributor of securities other than shares of their respective Fund (except to the extent that the Common Stock Fund or the International Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).

8. The Common Stock Fund and the International Fund will not invest 25% or more of their respective total assets at the time of purchase in any securities of issuers in one industry.  United States government securities are excluded from this restriction.

Non-Fundamental Investment Restrictions

Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without shareholder approval.  These additional restrictions are as follows:

Large Cap Fund

1. The Large Cap Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2. The Large Cap Fund’s investments in warrants will be limited to 5% of the Fund’s net assets.  Included within such 5%, but not to exceed 2% of the value of the Large Cap Fund’s net assets, may be warrants which are not listed on either the New York Stock Exchange (the “NYSE”) or the American Stock Exchange, now known as NYSE Amex Equities.

3. The Large Cap Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Large Cap Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Large Cap Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Large Cap Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than

10% of the Large Cap Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the Large Cap Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Large Cap Fund not pay any sales charge or service fee in connection with such investment.

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Large Cap Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Large Cap Fund’s name.  If the Corporation’s Board of Directors determines to change this non-fundamental policy for the Large Cap Fund, the Large Cap Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

Common Stock Fund

1. The Common Stock Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2. In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Common Stock Fund to normally invest at least 80% of the value of its net assets in the particular type of investments suggested by the Common Stock Fund’s name.  This non-fundamental policy may be changed without shareholder approval.  If the Corporation’s Board of Directors determines to change this non-fundamental policy for the Common Stock Fund, the Common Stock Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold face type:  “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

3. The Common Stock Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Common Stock Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Common Stock Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Common Stock Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Common Stock Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the Common Stock Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1‑1 under the 1940 Act, including the requirement that the Common Stock Fund not pay any sales charge or service fee in connection with such investment.

International Fund

1. The International Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2. The International Fund will not purchase securities on margin.  However, the International Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options and other derivative instruments, and the International Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in its fundamental investment restriction No. 2 on page 2.

3. The International Fund will not sell securities short or write put and call options, except that the International Fund may purchase and sell derivative instruments as described in this Statement of Additional Information.

4. The International Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

5. The International Fund will normally invest at least 65% of the value of its total assets in equity securities of non-U.S. companies.  Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States.

6. The International Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the International Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) will be made if as a result of such purchases (i) the International Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the International Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the International Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the International Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the International Fund not pay any sales charge or service fee in connection with such investment.

General Notice

The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made.  If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in a Fund’s investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS

The Funds’ prospectus describes each Fund’s principal investment strategies and risks.  This section expands upon that discussion and also discusses non-principal investment strategies and risks. The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.

The Large Cap Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association.   In addition, the Fund invests in American Depositary Receipts or American Depositary Shares, which are dollar-denominated securities of foreign issuers traded in the U.S.  However when the Adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Large Cap Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants.

The Common Stock Fund invests mainly in common stocks of small- to medium-capitalization companies (namely, companies with less than $5 billion market capitalization) listed or traded on a national securities exchange or on a national securities association, including common stocks of foreign companies traded as American Depositary Receipts or American Depositary Shares.  However when the Adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Common Stock Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants.

The International Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization) value stocks of foreign companies (also referred to as non-U.S. companies).  When the Adviser, believes that securities other than common stocks offer opportunity for long-term capital appreciation, the International Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants.

The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.

Principal Investment Strategies

Foreign Securities

Each Fund may invest in securities of foreign issuers traded on a foreign securities exchange or in American Depositary Receipts (“ADRs”) or American Depositary Shares (ADSs”) of such issuers, but the Large Cap Fund and Common Stock Fund will limit their investments in such securities to 30% of their respective net assets.  Each Fund may invest in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association, and such investments by the Large Cap Fund and Common Stock Fund are not subject to the 30% limitation.  Such investments may involve risks which are in addition to the usual risks inherent in domestic investments.

Investments in foreign securities may offer potential benefits not available from investments solely in United States (sometimes referred to as “U.S.”) dollar-denominated or quoted securities of domestic issuers.  Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S.

markets.  Investing in the securities of foreign issuers also involves, however, certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and a Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund’s income without providing a tax credit for the Fund’s shareholders.  Although the Large Cap Fund and Common Stock Fund intend to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investments in ADRs or ADSs.  Each Fund may hold securities of U.S. and foreign issuers in the form of ADRs or ADSs.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.

ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer.  ADRs generally are publicly traded in the United States.  ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation.  ADRs may be issued as sponsored or unsponsored programs.  In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts.  In unsponsored programs, the issuer may not be directly involved in the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the importance of such information may not be reflected in the market value of such securities.

Emerging Markets.  The International Fund may from time to time invest in emerging and less developed markets (“emerging markets”) securities.  The Adviser considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).  Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing.  Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.  This difference reflects the greater uncertainties of investing in less established markets and economies.  Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities.  Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  The International Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the International Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, certain emerging market countries have imposed wage and price controls.  Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies.  The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the International Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect International Fund assets should any of those conditions recur.  In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Managing Investment Exposure – (International Fund Only)

The International Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio.  These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency forward contracts.

The Adviser may use these techniques to adjust the risk and return characteristics of the International Fund’s portfolio.  If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the International Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss.  Use of these techniques may increase the volatility of the International Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  The

International Fund may use these techniques for hedging, risk management or portfolio management purposes, but not for speculation.

Currency Hedging Transactions.  Since the International Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the International Fund’s assets from the perspective of U.S. investors.  The International Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts.  Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations.  Furthermore, hedging transactions involve transaction costs and the risk that the International Fund might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons.  Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction.  The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations.  In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the International Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When the International Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the International Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser believes that a particular foreign currency may suffer a decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the International Fund’s portfolio securities denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  The International Fund will not enter into such forward contracts where the consummation of the contracts would obligate the International Fund to deliver an amount of foreign currency materially in excess of the value of the International Fund’s securities or other assets denominated in that currency.  The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the International Fund will be served.

At the maturity of a forward contract, the International Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If the International Fund retains the portfolio securities and engages in an offsetting transaction, the International Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the International Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency.  Should forward prices decline during the period when the International Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the International Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the International Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Shareholders should note that:  (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract.  Accordingly, the International Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the International Fund’s securities is less than the amount of the foreign currency upon expiration of the contract.  Conversely, the International Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the International Fund’s securities exceed the amount of foreign currency the International Fund is obligated to deliver.  The International Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

Although the International Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The International Fund will do so from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the

International Fund at one rate, while offering a lesser rate of exchange should the International Fund desire to resell that currency to the dealer.

The International Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies.  The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below.  Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. dollars.  The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.  The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the International Fund’s investments.  A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the International Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the International Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the International Fund’s investments exactly over time.

Options on Securities and Indexes.  The International Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ stock market.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months).  The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The International Fund will write call options and put options only if they are “covered.”  For example, in the case of a call option on a security, the option is “covered” if the International Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by the International Fund expires, the International Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the International Fund expires, the International Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (namely, the same type, exchange, underlying security or index, and exercise price).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the International Fund desires.

The International Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the International Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the International Fund will realize a capital gain or, if it is less, the International Fund will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the International Fund is an asset of the International Fund, valued initially at the premium paid for the option.  The premium received for an option written by the International Fund is recorded as a deferred credit.  The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options.  For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the International Fund seeks to close out an option position.  If the International Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless.  If the International Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired.  As the writer of a covered call option on a security, the International Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the International Fund, the International Fund would not be able to close out the option.  If restrictions on exercise were imposed, the International Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts.  The International Fund may buy and sell futures contracts.  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price.  The International Fund also may purchase and write call and put options on futures contracts.  Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option.  Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies, as previously discussed.

The International Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.  The International Fund will not use these instruments for speculative purposes.  The International Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

The International Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money) do not exceed 5% of the International Fund’s net assets.

To avoid leveraging and related risks, when the International Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.  (A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.)

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the International Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Non-Principal Investment Strategies

Investment Grade Investments

Each Fund may invest in publicly distributed debt securities and nonconvertible preferred stocks which offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases.   Each Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”), or “BBB-” or better by Standard & Poor’s Rating Service (“Standard & Poor’s”).   Each Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.  If a security is downgraded below “Baa3” or “BBB-”, the Adviser will consider whether to dispose of the security.

Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.  A description of the foregoing ratings is set forth in “Description of Securities Ratings.”  Although “Baa3” and “BBB-” rated securities are investment grade, they may have speculative characteristics.

The principal risks associated with investments in debt securities are interest rate risk and credit risk.  Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise.  Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations.  Credit risk is the risk that the issuers of debt securities held by a Fund may not be able to make interest or principal payments.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

Preferred Stocks

Each Fund may invest in preferred stocks, both convertible and nonconvertible.  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks (namely, the value of the nonconvertible preferred stock rises when interest rates fall and falls when interest rates rise), while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries.  The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.  In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.  Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants

Each Fund may invest in warrants.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised or sold prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Money Market Instruments

Each Fund may invest in cash and money market securities.  The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which a Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of  $100 million at the time of purchase), commercial paper rated A-1 or A-2 by Standard & Poor’s, or Prime-1 or Prime-2 by Moody’s, commercial paper master notes and repurchase agreements.

Each Fund may invest in commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization.  Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs.  They permit a series of short-term borrowings under a single note.  Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.  There is no secondary market for commercial paper master notes.  The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.  The principal investment risk associated with a Fund’s investments in commercial paper and commercial paper master notes is credit risk.

Repurchase Agreements (Lending)

Each Fund may enter into repurchase agreements, a form of lending.  Under repurchase agreements, the Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price.  This results in a fixed rate of return for the Fund insulated from market fluctuations during such period.  Repurchase agreements maturing in more than seven days are considered illiquid securities.   Each Fund will not invest over 5% of its net assets in repurchase agreements with maturities of more than seven days.

Each Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million.  If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund.  In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.  In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.  The principal investment risk associated with a Fund’s investments in repurchase agreements is credit risk.  There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.  The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive written criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.

Registered Investment Companies

Each Fund may from time to time invest in shares of registered investment companies.  If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

Any investment in a registered investment company involves investment risk.  Additionally an investor could invest directly in the registered investment companies in which a Fund invests.  By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, such Fund may hold such securities until the Adviser determines it appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which a Fund invests are made independently of the Fund and the Adviser.  At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which such Fund invests.  As a result, such Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Borrowing

The Large Cap Fund may make temporary bank borrowings for emergency or extraordinary purposes, while each of the Common Stock Fund and the International Fund are permitted to borrow money to the extent permitted by the 1940 Act.  Under the 1940 Act, a Fund may borrow money from a bank for any purpose up to 33 1/3 % of its total assets.  To limit the risks attendant to borrowing, a Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings.  To the extent a Fund borrows money, positive or negative performance by the Fund’s investments may be magnified.  Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case.  Conversely, any decline in the value of securities purchased would cause the net asset value of a Fund’s shares to decrease more rapidly than otherwise would be the case.  Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.  The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate a Fund’s net investment income in any given period.

Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings.  Pledging or otherwise encumbering Fund assets entails certain risks.  For instance, a Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

Convertible Securities

Each Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company, if the market price of the underlying common stock increases.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (namely, strictly on the basis of its yield).  The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates (namely, the investment value of the convertible security rises when the interest rates fall and falls when the interest rates rise).  However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value.  If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value.  A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.  Holders of convertible securities have a claim on the issuer’s assets prior to the common shareholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.  Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Reverse Repurchase Agreements (Borrowing) – (Common Stock Fund and International Fund Only)

Each of the Common Stock Fund and the International Fund may borrow money to the extent permitted by the 1940 Act, including through reverse repurchase agreements.  The 1940 Act currently permits a Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed.  Also, under the 1940 Act, a reverse repurchase agreement is not considered to constitute the prohibited issuance of a senior security by a Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements (a “covered reverse repurchase agreement”), and a covered reverse repurchase agreement is not considered to be subject to the 300% asset coverage requirement.

In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.  During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. government or other liquid securities that have a value equal to the repurchase price.  The aggregate value of a Fund’s outstanding borrowings, including reverse repurchase agreements that are not covered reverse repurchase agreements, may not exceed 33 1/3% of the value of a Fund’s total assets.

As discussed previously, a Fund may not invest more than 15% of its net assets in illiquid securities.  Reverse repurchase agreements maturing in more than seven days are considered illiquid.

PORTFOLIO TURNOVER

Each Fund does not trade actively for short-term profits.  However, if the objectives of a Fund would be better served, short-term profits or losses may be realized from time to time.  The annual portfolio turnover rate indicates changes in a Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.  The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects.  Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors.  Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Funds had the following turnover rates for the past two years:

	Fiscal Year Ended	Fiscal Year Ended
	9-30-13	9-30-12
Large Cap Fund	30%	21%
Predecessor Common Stock Fund	24%	43%
International Fund	21%	20%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds maintain written policies and procedures as described below regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the each Fund’s shareholders.  The Funds’ Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Funds’ portfolio holdings disclosure procedures.  The Board of Directors or the Funds’ Chief

Compliance Officer may authorize the disclosure of a Fund’s portfolio holdings prior to the public disclosure of such information.

The Funds may not receive any compensation for providing their portfolio holdings information to any category of persons. The Funds generally do not provide their portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Funds’ website (as described below).  The Funds may not pay any of these rating and ranking organizations.  The disclosure of the Funds’ portfolio holdings to the Funds’ service providers is discussed below.

There may be instances where the interests of the shareholders of the Funds regarding the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds.  In such situations, the Funds’ Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Disclosure to Fund Service Providers

The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  There is no set frequency at which this information is provided to the Funds’ service providers, as it is only provided on an as needed basis in connection with their services to the Funds , and the need for such disclosure arises from time to time throughout the year.  As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed.  In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Funds’ portfolio unless specifically authorized by the Funds .

As an example, the Funds’ administrator is responsible for maintaining the accounting records of the Funds , which includes maintaining a current portfolio of the Funds .  The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm to review each Fund’s portfolio.  In addition to the Funds’ administrator, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings.  The third party service providers to whom the Funds provide non-public portfolio holdings information are the Funds’ administrator and transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, the Funds’ legal counsel, Foley & Lardner LLP, the Funds’ distributor, Rafferty Capital Markets, LLC, and the Funds’ custodian, U.S. Bank, N.A.  The Funds may also provide non-public portfolio holdings information to the Funds’ financial printer in connection with the preparation, distribution and filing of the Funds’ financial reports and public filings.

Website Disclosure

The complete portfolio holdings for the Funds are publicly available on the Funds’ website (www.fmifunds.com) approximately 10 business days after the end of each quarter.  In addition, top ten holdings information for each Fund is publicly available on the Funds’ website approximately 10 to 45 business days after the end of each quarter.

DIRECTORS AND OFFICERS OF THE FUND

Management Information

As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.  The Funds comprise a “Fund Complex,” as such term is defined in the 1940 Act.  Certain important information with respect to each of the current directors and officers of the Corporation are as follows (ages are as of January 31, 2014 ):

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Patrick J. English, (1) 53 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1997 (Indefinite term); Vice President since 1997 (One year term); 3 Portfolios.	Mr. English is Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since December 1986.	FMI Common Stock Fund, Inc.

Ted D. Kellner, (1) 67 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1996 (Indefinite term); President and Treasurer since 1996 (One year term for each office); 3 Portfolios.	Mr. Kellner is Executive Chairman of Fiduciary Management, Inc. which he co- founded in 1980.	Marshall & Ilsley Corporation (2000 to 2011) and FMI Common Stock Fund, Inc.

John S. Brandser , (1) 52 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2013 (Indefinite term); Vice President since 2008 (One year term); Secretary since 2009 (One year term); 3 Portfolios.	Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since March 1995.	FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.
____________________
(1)
Messrs. English, Kellner and Brandser are directors who are “interested persons” of the Corporation as that term is defined in the 1940 Act because they are officers of the Corporation and the Adviser.

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Non-Interested Directors
Barry K. Allen, 65 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1996 (Indefinite term); 3 Portfolios.
Mr. Allen is President of Allen
Enterprises, LLC ( Brookfield ,
WI ), a private equity investments
and management company, and
Senior Advisor for Providence
Equity Partners (Providence, RI)
since September 2007.
BCE, Inc. (Bell Canada Enterprise), Harley-Davidson, Inc., FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Robert C. Arzbaecher, 54 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2007 (Indefinite term); 3 Portfolios.
Mr. Arzbaecher is Chairman of the
Board of Directors of Actuant
Corporation (Menomonee Falls,
WI), a manufacturer of a broad
range of industrial products and
systems since January 2002.  He
was Chief Executor Officer of
Actuant from August 2000 until
his retirement in January 2014.

Actuant Corporation, CF Industries Holdings, Inc., FMI Common Stock Fund, Inc., and FMI Mutual Funds, Inc.
Gordon H. Gunnlaugsson, 69 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 3 Portfolios.	Mr. Gunnlaugsson retired from Marshall & Ilsley Corporation (Milwaukee, WI) in December 2000.	FMI Common Stock Fund, Inc., FMI Mutual Funds, Inc. and Renaissance Learning, Inc.

Paul S. Shain, 51 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 3 Portfolios.
Mr. Shain is President and Chief
Executive Officer of Singlewire
Software, LLC (Madison, WI), a
provider of IP-based paging and emergency notification systems.
Prior to joining Singlewire in
April 2009, Mr. Shain was Senior
Vice President of CDW
Corporation (Vernon Hills, IL)
and Chief Executive Officer of
Berbee Information Networks, a
strategic business unit of CDW
which CDW acquired in 2006.
Mr. Shain was employed in
various capacities by CDW and
Berbee Information Networks
from January 2000 to October
2008.
FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Name, Address and Age	Position(s), Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Other Officers

Kathleen M. Lauters, 61 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Chief Compliance Officer since 2004 (at Discretion of Board).	Ms. Lauters has been the Fund’s Chief Compliance Officer since September 2004.	Not Applicable.

Board Committees

The Corporation’s Board of Directors has created an audit committee whose members consist of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain, all of whom are non-interested directors.  The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ auditors and financial records.   See below for a more detailed discussion of the audit committee’s responsibilities. The Board has no other committees.

The Corporation’s Board of Directors met four times during the fiscal year ended September 30, 2013 , and all of the directors attended each of those meetings.  The audit committee met one time during the fiscal year ended September 30, 2013 , and all of the members of the committee attended that meeting.

In overseeing the independent registered public accounting firm (the “Auditor”), the audit committee:

•	reviews the Auditor’s independence from the Funds and management, and from the Adviser;

•
reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence;

•	reviews the Auditor’s performance, qualifications and quality control procedures;

•	reviews the scope of and overall plans for the annual audit;

•	reviews the Auditor’s performance, qualifications and quality control procedures;

•	consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management;

•	reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and

•	reviews significant legal developments and the Funds’ processes for monitoring compliance with law and compliance policies.

The audit committee also evaluates the effectiveness of the Auditor.  As part of this evaluation, in the audit committee’s meetings with representatives of the Auditor, the audit committee asks them to address, and discusses their responses to, questions that the audit committee believes are relevant to its oversight.  For example, these questions may include questions similar to the following:

•
Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the Auditor prepared and been responsible for the financial statements?

•
Based on the Auditor’s experience and its knowledge of the Funds, do the Funds’ financial statements fairly present to investors, with clarity and completeness, the Funds’ financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the Auditor’s experience and their knowledge of the Funds, have the Funds implemented internal controls that are appropriate for the Funds?

The audit committee is also responsible for determining each year whether to reappoint the Auditors as the Funds’ independent registered public accounting firm.  In making this determination, the audit committee takes into consideration a number of factors, including the following:

•	the length of time the Auditor has been engaged by the Funds as the independent registered public accounting firm;

•	the Auditor’s historical and recent performance on the audit;

•	an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor;

•	the quality of the audit committee’s ongoing discussions with the Auditor;

•	an analysis of the Auditor’s known legal risks and significant proceedings;

•	external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on the Auditor and its peer firms; and

•	the Auditor’s independence.

Based on the audit committee’s evaluation, the audit committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.

Qualification of Directors

Patrick J. English and Ted D. Kellner have served as directors of the Corporation since 1997 and 1996, respectively, and Mr. Brandser has served as a director of the Corporation since 2013 .  Mr. English’s and Mr. Brandser’s current experience and skills as portfolio managers of the Funds and Mr. Kellner’s prior experience as a portfolio manager of the Large Cap Fund and Common Stock Fund as well as their familiarity with the investment strategies utilized by the Adviser and with each Fund’s portfolio, led to the conclusion that they should serve as directors.  Barry K. Allen’s experience with regulated industries, most recently as president of a private equity investments and management company, has provided him with a solid understanding of regulated entities like the Corporation, enabling him to provide the Board of Directors with valuable input and oversight.  Robert C. Arzbaecher’s long experience as an employer and chief executive officer of a manufacturing company has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board.  Gordon H. Gunnlaugsson has extensive experience in the financial industry that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board.  Paul S. Shain’s experience in the technology industry, most recently as the chief executive officer of an IP-based paging and emergency notification systems, has sharpened his financial and operational knowledge, and he brings these assets to the Board in a relatable, effective way.  Each of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain takes a conservative and thoughtful approach to addressing issues facing the Funds.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Corporation and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee to assist the Board in performing its oversight responsibilities.

The Corporation does not have a Chairman of the Board, nor does the Corporation have a lead non-interested director.  The President of the Corporation is the presiding officer at all Board meetings and sets the agenda for the Board meetings, with input from the other directors and officers of the Corporation.  The Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the Board’s responsibilities.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee, and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

As referenced above, the audit committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Compensation

The Corporation’s standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $ 5,500 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $3,500.

The following table sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2013 and total compensation paid by the Corporation and the Fund Complex to each of the directors of the Corporation for the fiscal year ended September 30, 2013 .

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex* Paid to Directors
Interested Directors
Patrick J. English	$ 0	$ 0	$ 0	$ 0
Ted D. Kellner	$ 0	$ 0	$ 0	$ 0
Richard E. Lane **	$ 0	$ 0	$ 0	$ 0
John S. Brandser***	$ 0	$ 0	$ 0	$ 0
Non-Interested Directors
Barry K. Allen	$25,500	$ 0	$ 0	$25,500
Robert C. Arzbaecher	$25,500	$ 0	$ 0	$25,500
Gordon H. Gunnlaugsson	$25,500	$ 0	$ 0	$25,500
Paul S. Shain	$25,500	$ 0	$ 0	$25,500

______________________
*	The Fund Complex includes the Predecessor Common Stock Fund, which reorganized into the Common Stock Fund on January 31, 2014.
**   Mr. Lane resigned from the Board on December 20, 2013.
*** Mr. Brandser was appointed to the Board on December 20, 2013.

Code of Ethics

The Corporation and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds , subject to certain conditions.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds .

Proxy Voting Policies

The Funds vote proxies in accordance with the Adviser’s proxy voting policy.  In general the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer.  The Adviser generally votes in favor of the re-election of directors and the appointment of auditors.  The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights.  The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights.  Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon.  The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which it believes do not.  The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees.  The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated.  The Adviser generally supports management with respect to social issues (namely, issues relating to the environment, labor, etc.).

In the event that a vote presents a conflict of interest between the interests of a Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the NYSE.  On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board directs.  If the Adviser receives no direction from the Board, the Adviser will abstain from voting.

Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Funds’ website at http://www.fmifunds.com or the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Ownership of Board Members in Fund and Fund Complex

The following table sets forth the dollar range of shares of the Funds beneficially owned by each current director as of December 31, 2013 , which is also the valuation date , using the following ranges: None; $1-$10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000 .

Name of Director or Nominee	Large Cap Fund	Predecessor Common Stock Fund	International Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies(1)

Interested Directors
Patrick J. English	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Ted D. Kellner	Over $100,000	Over $100,000	Over $100,000	Over $100,000
John S. Brandser(2)	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Non-Interested Directors
Barry K. Allen	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Robert C. Arzbaecher	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Gordon H. Gunnlaugsson	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Paul S. Shain	Over $100,000	Over $100,000	Over $100,000	Over $100,000
_______________
(1)	The Funds included are the Large Cap Fund, the International Fund and the Predecessor Common Stock Fund , which reorganized into the Common Stock Fund on January 31, 2014 .
(2)	Mr. Brandser was appointed to the Board on December 20, 2013.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Set forth below are the names and addresses of all holders of each Fund’s shares who as of January 2, 2014 own of record, or are known by the Funds to own beneficially, 5% or more of the Fund’s shares.  These holders are referred to as principal shareholders.

Large Cap Fund
Name and Address	Percent of Fund	Nature of Ownership

Charles Schwab & Co. Inc.(1) Reinvest Account Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905	43.29%	Record

National Financial Services LLC(2) FBO The Exclusive Benefit of its Customers 499 Washington Boulevard Floor 5 Jersey City, NJ 07310-2010	25.67%	Record

Strafe & Co. P.O. Box 160 Westerville, OH 43086-0160	6.47%	Beneficial
_______________
(1)	5.37% of the shares are held for the benefit of underlying accounts in FMI Large Cap Fund for which Charles Schwab may have voting or investment power.
(2)	6.31% of the shares are held for the benefit of underlying accounts in FMI Large Cap Fund for which National Financial Services may have voting or investment power .

Predecessor Common Stock Fund

Name and Address	Percent of Fund	Nature of Ownership

National Financial Services LLC(1) FBO The Exclusive Benefit of its Customers 499 Washington Boulevard Floor 5 Jersey City, NJ 07310-2010	32.35%	Record

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905	29.43%	Record

_______________
(1)	10.41 % of the shares are held for the benefit of underlying accounts in FMI Common Stock Fund for which National Financial Services may have voting or investment power.

International Fund

Name and Address	Percent of Fund	Nature of Ownership

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905	44.49%	Record

National Financial Services LLC FBO The Exclusive Benefit of its Customers 499 Washington Boulevard Floor 5 Jersey City, NJ 07310-2010	6.20%	Record

Bank of America NA TTEE Omni 30 2 Attn: MFO Omni 30 2 P.O. Box 831575 Dallas, TX 75283-1575	5.98%	Record

TD Ameritrade Inc. FBO The Exclusive Benefit of its Customers P.O. Box 2226 Omaha, NE 68103-2226	5.06%	Record

As of January 2, 2014 , the Officers and Directors as a group owned less than 1% of the outstanding shares of the Large Cap Fund , approximately 1.78% of the outstanding shares of the Predecessor Common Stock Fund, and 11.14% of the outstanding shares of the International Fund.  Mr. Kellner and Mr. English share voting power on approximately 190,391 shares, which is approximately 3.16% of the International Fund.

No person is deemed to “control” a Fund, as that term is defined in the 1940 Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares or who acknowledges the existence of control.  The Corporation does not control any person.

INVESTMENT ADVISER, PORTFOLIO MANAGEMENT
COMMITTEE AND ADMINISTRATOR

The investment adviser to each Fund is Fiduciary Management, Inc.

Investment Adviser

The Adviser is a Wisconsin corporation and a registered investment adviser.  The Adviser is controlled by Ted D. Kellner and Patrick J. English.  The Adviser’s executive officers include Mr. Ted D. Kellner, Executive Chairman; Mr. Patrick J. English, Chief Executive Officer, Chief Investment Officer and Treasurer; Mr. John S. Brandser, President, Secretary, Chief Operating

Officer and Chief Compliance Officer; and Mr. Bladen J. Burns, Senior Vice President.  The directors of the Adviser are Messrs. Kellner, English and Brandser.

Pursuant to an investment advisory agreement between each Fund and the Adviser ( each, an “Advisory Agreement” and collectively, the “Advisory Agreements ”), the Adviser furnishes continuous investment advisory services to the Funds .  The Adviser supervises and manages the investment portfolio of the Funds and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund’s investment portfolio.  Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from each Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing each Fund’s investments, and bears all sales and promotional expenses of the Funds , other than distribution expenses paid by the Large Cap Fund and International Fund pursuant to the Large Cap Fund’s Service and Distribution Plan and the International Fund’s Service and Distribution Plan , if any, and expenses incurred in complying with laws regulating the issue or sale of securities.  For the foregoing, the Adviser receives an annual fee of 0.75% of the daily net assets of the Large Cap Fund, 1.00% of the daily net assets of the Common Stock Fund, and 0.75% of the daily net assets of the International Fund.

Each Fund pays all of its expenses not assumed by the Adviser pursuant to its Advisory Agreement or the administration agreement, including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions.   Each Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Funds , salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Funds’ assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) in order to limit each Fund’s total expenses as follows:

Large Cap Fund	1.20%
Common Stock Fund	1.30%
International Fund	1.75%

Each Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.   In addition to the contractual reimbursement required

under each Advisory Agreement, the Adviser will voluntarily reimburse the Large Cap Fund and the International Fund for expenses over 1.00% of each such fund’s daily net assets.

The following table shows the amount of advisory fees paid by each Fund and the amount of fees waived and/or reimbursed by the Adviser for the fiscal periods shown.

	Advisory Fees Accrued	Waived Fees and/or Expenses Reimbursed by Adviser	Recouped Fees and Expenses	Net Fees paid to the Adviser
Large Cap Fund
Year Ended September 30, 2013	$53,745,186	$0	$0	$53,745,186
Year Ended September 30, 2012	$38,502,794	$0	$0	$38,502,794
Year Ended September 30, 2011	$29,953,543	$0	$0	$29,953,543

Predecessor Common Stock Fund
Year Ended September 30, 2013	$11,758,185	$0	$0	$11,758,185
Year Ended September 30, 2012	$11,160,005	$0	$0	$11,160,005
Year Ended September 30, 2011	$10,621,342	$0	$0	$10,621,342

International Fund*
Year Ended September 30, 2013	$754,606	$148,911**	$0	$605,695
Year Ended September 30, 2012	$281,797	$167,198***	$0	$114,599
Year Ended September 30, 2011	$64,582	$164,394***	$0	$0

*	The International Fund commenced operations on December 31, 2010.
**	The Advisor voluntarily waived fees and/or reimbursed expenses of $148,911 to the International Fund.
***	The Advisor voluntarily and contractually waived fees and/or reimbursed expenses of $167,198 and $164,394 to the International Fund, for the years ended September 30, 2012 and 2011, respectively.

Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement, or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.”  None of the non-interested directors, nor any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Portfolio Management Committee

The Funds’ investment decisions are made by a Portfolio Management Committee , which is comprised of Patrick J. English, John S. Brandser, Andy P. Ramer, Jonathan T. Bloom, Matthew J. Goetzinger, Robert M. Helf, Karl T. Poehls, Daniel G. Sievers and Matthew T. Sullivan (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of each Fund’s portfolio.  These portfolio managers to the Funds share joint responsibility for the day-to-day management of accounts other than the Funds .  Information regarding these other jointly-managed accounts is set forth below in the following table (none of the other jointly-managed accounts have performance-based fees ). The number of accounts and assets shown is as of September 30,  2013.  No member of the PMC manages any other accounts.

Number of Other Accounts Managed and Total Assets by Account Type
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
3	6	1,104
$732 million	$837 million	$8.0 billion

The portfolio managers of the Funds are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of a Fund or the value of a Fund’s assets.   The compensation of each member of the PMC is structured in the same way other than the compensation of Mr. English.   The following table outlines the forms of compensation paid to each portfolio manager.

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Patrick J. English	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.
Other PMC Members	Salary/Bonus	Adviser	Salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of September 30, 2013, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of PMC Member	Large Cap Fund	Predecessor Common Stock Fund	International Fund
Patrick J. English	Over $1,000,000	Over $1,000,000	Over $1,000,000
John S. Brandser	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000
Andy P. Ramer	$500,001-$1,000,000	$100,001-$500,000	$100,001-$500,000
Jonathan T. Bloom	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000
Matthew J. Goetzinger	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000
Robert M. Helf	$500,001-$1,000,000	$100,001-$500,000	$100,001-$500,000
Karl T. Poehls	$100,001-$500,000	$50,001-$100,000	$100,001-$500,000
Daniel G. Sievers	$100,001-$500,000	$100,001-$500,000	$10,001-$50,000
Matthew T. Sullivan	$1-$10,000	$1-$10,000	$1-$10,000

Administrator

USBFS serves as administrator to the Funds . In connection with its duties as administrator, USBFS prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates each Fund's net asset value, responds to shareholder inquiries, prepares each Fund’s financial statements, prepares reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund’s financial accounts and records and generally assists in all aspects of the Funds’ operations.

The table below shows the amount of fees paid by the Large Cap Fund, Predecessor Common Stock Fund, and International Fund to USBFS for administration services for the fiscal periods shown.

Fiscal Period	Large Cap Fund	Predecessor Common Stock Fund	International Fund
Year Ended September 30, 2013	$3,667,012	$602,909	$135,424
Year Ended September 30, 2012	$2,650,853	$573,000	$71,775
Year Ended September 30, 2011	$2,080,903	$546,067	$21,882*
*           The International Fund commenced operations on December 31, 2010.

Term of Agreements and Liability

Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of a Fund’s shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that it shall be automatically terminated if it is assigned.

The administration agreement may be terminated by either the Funds or USBFS upon giving 90 days prior written notice to the other party.

The Advisory Agreements and the administration agreement provide that neither the Adviser nor USBFS shall be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

The Advisory Agreements and the administration agreement also provide that the Adviser, USBFS and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

DETERMINATION OF NET ASSET VALUE

The net asset value of a Fund will normally be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the NYSE is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.

Each Fund’s net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares.  In determining the net asset value of a Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.

Any securities for which there are no readily available market quotations, will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.   Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.

The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value.  In determining fair value, the Board of Directors considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events.  For securities that do not trade during

  NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.  The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities.

The International Fund may invest in securities principally traded in markets outside the U.S.  The foreign markets in which the International Fund may invest are sometimes open on days when the NYSE is not open and the International Fund does not calculate its net asset value, and sometimes are not open on days when the International Fund does calculate its net asset value.  Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the International Fund calculates its nets asset value.  So, the value of the International Fund’s portfolio may be affected on days when the International Fund does not calculate its net asset value and you cannot purchase or redeem Fund shares.

DISTRIBUTION OF SHARES

Large Cap Fund and International Fund

The Large Cap Fund and International Fund have adopted a Service and Distribution Plan (the “Plan”) in anticipation that the Large Cap Fund and International Fund will benefit from the Plan through increased sales of shares, thereby reducing the expense ratios of the Large Cap Fund and International Fund and providing greater flexibility in portfolio management.  The Plan authorizes payments by the Large Cap Fund and International Fund in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets of the Large Cap Fund and International Fund .  Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred.  Amounts paid under the Plan by the Large Cap Fund and International Fund may be spent by such funds on any activities or expenses primarily intended to result in the sale of shares of such funds , including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.

The Plan permits the Large Cap Fund and International Fund to employ a distributor of their shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Large Cap Fund and International Fund , including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the shares of the Large Cap Fund and International Fund , printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature.  Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities.  If a distributor is employed by the Large Cap Fund and/or International Fund , the

distributor will directly bear all sales and promotional expenses of the Large Cap Fund and/or International Fund , other than expenses incurred in complying with laws regulating the issue or sale of securities.  (In such event, the Large Cap Fund and International Fund will indirectly bear sales and promotional expenses to the extent they make payments under the Plan.)  To the extent any activity is one which the Large Cap Fund and International Fund may finance without a plan pursuant to Rule 12b-1, such fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

The Plan may be terminated by the Large Cap Fund or International Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Large Cap Fund or International Fund .  Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors.  Any change in the Plan that would materially increase the distribution expenses of the Large Cap Fund or International Fund provided for in the Plan requires approval of the shareholders of the Large Cap Fund or International Fund and the Board of Directors, including the Rule 12b-1 Directors.

While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.   Neither the Large Cap Fund nor the International Fund has incurred any distribution costs as of the fiscal year ended September 30, 2013 .

Common Stock Fund

The Common Stock Fund is a no-load fund and as such offers its shares directly to the public.  Additionally, the Common Stock Fund may enter into agreements with broker-dealers, financial institutions or other service providers that may include the Common Stock Fund as an investment alternative in the programs they offer or administer. Pursuant to the terms of the distribution agreement, the Adviser compensates the Common Stock Fund’s distributor for the services that the distributor provides to the Common Stock Fund.

Revenue Sharing and Shareholder Servicing

The Adviser may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).  Such payments are intended to provide additional compensation to Financial Intermediaries for various services, such as allowing the Adviser and its personnel to attend conferences.   In addition, the Adviser may pay for: placing the Funds on the Financial Intermediary’s sales system, and preferred or recommended fund list; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon other factors.  The amount of these payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different Financial Intermediaries.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Funds.

In addition to the compensation described above, the Fund and/or the Adviser may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by a Fund may differ depending on the Fund and are designed to approximate the fees a Fund would pay to its transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

The Adviser and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Adviser and/or its affiliates benefit from the incremental management and other fees paid to the Adviser and/or its affiliates by the Funds with respect to those assets.

DISTRIBUTOR

Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Currently, the Adviser compensates the Distributor for services that the Distributor provides to the Funds .

AUTOMATIC INVESTMENT PLAN

Shareholders wishing to invest fixed dollar amounts in a Fund on a monthly or quarterly basis can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan.  If such day is a weekend or holiday, such purchase will be made on the next business day.  There is no service fee for participating in this Plan.  To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application.  Additional application forms may be obtained by calling the transfer agent at 1-800-811-5311. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.  If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account.

Shareholders should notify the transfer agent, USBFS, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date.  The transfer agent is unable to debit mutual fund or “pass through” accounts.

The Automatic Investment Plan is designed to be a method to implement dollar cost averaging.  Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions.  Dollar cost averaging does not insure a profit nor protect against a loss.

REDEMPTION OF SHARES

The right to redeem shares of a Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.

EXCHANGE PRIVILEGE

Investors may exchange shares of a Fund for shares of another Fund or the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of a Fund at net asset value (provided that if an exchange is made to the Large Cap Fund or the Common Stock Fund, the shareholder is a current shareholder of the Large Cap Fund or the Common Stock Fund, as the Large Cap Fund and Common Stock Fund are closed to new investors).  Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms, including a prospectus of the aforementioned funds.  The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in the First American Prime Obligations Fund.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the Funds or the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Funds or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege.  There is currently no limitation on the number of exchanges an investor may make.  The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege may result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

SYSTEMATIC WITHDRAWAL PLAN

The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of a Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals.  To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account.  To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form.  An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application.  Additional application forms may be obtained by calling the Corporation’s office at 1-800-811-5311.

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value.  Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day.  When participating in the Systematic Withdrawal Plan, shareholders should elect to have all income dividends and capital gains distributions payable by the Fund on shares held in such account reinvested into Fund shares at net asset value.  This election can be made at the time of application or can be changed at any time.  The shareholder may deposit additional shares in his or her account at any time.

Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of a Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

Shareholders should notify the transfer agent, USBFS, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date.  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS, the Funds’ transfer agent.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Corporation’s Board of Directors.  In placing purchase and sale orders for portfolio securities for the Funds , it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities and the broker’s financial strength and stability).  The most favorable price to a Fund means the best net price (namely, the price after giving effect to commissions, if any).  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (namely, “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security).  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Funds , the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements .  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and a Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreements provide that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

The following table shows the aggregate brokerage commissions paid by each Fund for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Fund	Total Brokerage Commissions	Dollar Value of Securities Traded

Large Cap Fund

Year Ended September 30, 2013	$1,909,751	$3,953,793,609

Year Ended September 30, 2012	$1,790,068	$2,863,991,275

Year Ended September 30, 2011	$1,940,087	$2,791,313,427

Predecessor Common Stock Fund

Year Ended September 30, 2013	$533,663	$768,339,451

Year Ended September 30, 2012	$653,328	$898,222,152

Year Ended September 30, 2011	$438,987	$559,454,454

International Fund

Year Ended September 30, 2013	$54,445	$88,086,417

Year Ended September 30, 2012	$25,318	$53,831,117

Year Ended September 30, 2011*	$7,286	$14,969,067

*   The International Fund commenced operations on December 31, 2010.

For the fiscal year ended September 30, 2013, the Funds paid the following brokerage commissions to brokers who also provided research services.  The dollar values of the securities traded for the fiscal year ended September 30, 2013 are also provided:

	Commissions Paid for Soft-Dollar Arrangements	Dollar Value of Securities Traded
Large Cap Fund	$267,526	$406,726,964

Predecessor Common Stock Fund	$63,318	$40,981,532

International Fund	$6,314	$6,087,672

From time to time, a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund’s last fiscal year; or (3) sold the largest amount of a Fund’s shares during the Fund’s last fiscal year.  As of the fiscal year ended September 30, 2013, the Funds did not own securities of their “regular brokers or dealers” or their parents.

CUSTODIAN

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Funds .  As such, U.S. Bank, N.A. holds all securities and cash of the Funds , delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the Funds , the purchase and sale of securities or the payment of distributions to shareholders.  USBFS, an affiliate of U.S. Bank, N.A., acts as the Funds’ administrator, transfer agent and dividend disbursing agent.   USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the Funds and the purchase, ownership and disposition of shares. This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the Funds .  For example, this summary does not discuss certain tax considerations that may be relevant to non U.S. holders or holders who are subject to special rules under the Internal Revenue Code (the “Code”), including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts.  In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state, or local taxes.

Taxation of the Funds

Each Fund has elected to be treated, has qualified, and intends to qualify as a regulated investment company under Subchapter M of the Code.  To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and the diversification of its assets.  If a Fund so qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain), it will not be subject to U.S. federal income tax on its investment company taxable income (including net short-term capital gain, if any), realized during any fiscal year, or on its net capital gain realized during any fiscal year, to the extent that it distributes such income and gain to its shareholders.  If a Fund failed to qualify as a regulated investment company under Subchapter M in any fiscal year, it would be treated as a corporation for federal income tax purposes and, as such, the Fund (but not its shareholders) would be required to pay income taxes on the Fund’s net investment income and net realized capital gains, if any, at the rates generally applicable to corporations, whether or not the Fund distributed such income or gains.  In addition, distributions to the Fund’s shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, the Funds are generally not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year.   Each Fund may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations. Net capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward for an unlimited period and retain their character as either short-term or long-term capital losses.

As of September 30, 2013 , the Large Cap Fund, Predecessor Common Stock Fund and International Fund did not have any net capital loss carryovers.

A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund intends to distribute substantially all of its investment company taxable income and net capital gain each fiscal year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent a Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax.  In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of its Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, a Fund fails to satisfy the distribution requirements for maintaining its status as a regulated investment company, the Fund will not qualify that year as a regulated investment company.

Taxation of Shareholders

Dividends from net investment income and short-term capital gains are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to shareholders at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares.  Distributions from a Fund are taxable to shareholders, whether received in cash or in additional shares of the Fund.  In the case of domestic corporate shareholders, a portion of a Fund’s income distributions may be eligible for the 70% dividends-received deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder so that the dividend or distribution is the economic equivalent of a return of capital to the shareholder, the dividend or distribution will be taxable to the shareholder.

Since the International Fund may invest in securities of foreign issuers, its income from such securities may be subject to foreign taxes.  If more than 50% of the International Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the International Fund may make an election permitting its shareholders to benefit from any deduction or foreign tax credit available with respect to their pro rata portion of certain qualified foreign taxes paid by the International Fund in respect of foreign securities the International Fund has held for at least the minimum period specified in the Code. Pursuant to such election, the International Fund would treat those taxes as dividends paid to its shareholders, and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the International Fund paid that represents income from foreign or U.S. possession sources as the shareholder’s own income from such sources, and (3) would use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the International Fund.  Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Redemption of shares will generally result in a capital gain or loss for income tax purposes for shareholders who hold such shares for investment.  Such capital gain or loss will be long-term or short-term, depending on the shareholder’s holding period in the redeemed shares.  However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Funds , to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date.  These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Funds in writing that it is a C corporation, the shareholder must complete a new

Form W−9 exemption certificate informing the Funds of such C corporation status or the Funds will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS approved alternative methods.  A shareholder should contact the Funds to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Funds will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the tax basis, as well as any corresponding gains or losses, of Fund shares purchased prior to January 1, 2012 and subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult with their tax advisers regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the Funds are not required to, and in many cases do not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

The Funds may be required to withhold Federal income tax at a current rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Funds with a correct social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds .

SHAREHOLDER MEETINGS

The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the 1940 Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

The Corporation’s bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Corporation’s Articles of Incorporation permit the Board of Directors to issue 1,300,000,000 shares of common stock.  The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently the Corporation is offering three series, the Large Cap Fund , the Common Stock Fund and the International Fund.

The shares of each Fund are fully paid and non-assessable, have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights.  Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose.  Generally shares are voted in the aggregate and not by each Fund, except where class-voting rights by Fund is required by Maryland law or the 1940 Act.

The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of each Funds.  However, the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated between the Funds on a different basis.  The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund.  In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP currently serves as the independent registered public accounting firm for the Funds and is responsible for auditing the financial statements of the Funds .

DESCRIPTION OF SECURITIES RATINGS

Corporate Long-Term Debt Ratings

The Funds will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s, or “BBB-” or better by Standard & Poor’s.  The Funds may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

—	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation; and

—
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy

Investment Grade

“AAA”  This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

“AA”  Debt rated “AA” also qualifies as a high-quality fixed income security.  The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

“A”  An issue rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

“BBB”  An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt rated “BB” has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC” - Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - The rating “CI” is reserved for income bonds on which no interest is being paid.

“D” - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Modifiers

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Long-Term Debt Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Investment Grade

“Aaa”  Bonds which are rated “Aaa” are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”  Bonds which are “Aa” are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”  Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”  Bonds which are rated “Baa” are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Speculative Grade

“Ba”  Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

“B”  Bonds which are rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”  Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”  Bonds which are rated “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

“C”  Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Commercial Paper Ratings

The Funds may also invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Commercial Paper Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

PART C

(FMI Funds, Inc.)

OTHER INFORMATION

Item 28. Exhibits

(a)(i)	Registrant’s Articles of Incorporation. (1)

(a)(ii)	Articles Supplementary Effective as of December 13, 2001. (6)

(a)(iii)	Articles Supplementary Effective as of October 16, 2008. (4)

(a)(iv)	Articles Supplementary Effective as of September 17, 2010. (6)

(a)(v)	Articles Supplementary Effective as of January 27, 2014 – filed herewith.
(b)	Registrant’s Bylaws. (1)

(c)	See relevant portions of Articles of Incorporation, as amended, and By-laws.

(d)(i)	Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Large Cap Fund. (2)

(d)(ii)	Amendment to Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Large Cap Fund. (3)

(d)(iii)	Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI International Fund – filed herewith.

(d)(iv)	Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Common Stock Fund – filed herewith.

(e)(i)	Distribution Agreement, dated September 1, 2010. (8)

(e)(ii)	First Amendment to the Distribution Agreement, dated September 1, 2012. (10)

(e)(iii)	Second Amendment to the Distribution Agreement, dated December 1, 2013 – filed herewith.

(f)	None.

(g)(i)	Custody Agreement. (7)

(g)(ii)	Second Amendment to Custody Agreement, dated December 16, 2011. (9)

(g)(iii)	Third Amendment to the Custody Agreement, dated December 21, 2012. (10)

(g)(iv)	Fourth Amendment to the Custody Agreement, dated February 28, 2013 – filed herewith.

(g)(v)	Fifth Amendment to the Custody Agreement, dated December 20, 2013 – filed herewith.

(h)(i)	Fund Administration Servicing Agreement. (5)

(h)(ii)	First Amendment to Fund Administration Servicing Agreement, dated December 31, 2010. (7)

(h)(iii)	Second Amendment to Fund Administration Servicing Agreement, dated December 20, 2013 – filed herewith.

(h)(iv)	Transfer Agent Servicing Agreement. (5)

(h)(v)	Amendment to Transfer Agent Servicing Agreement, dated December 21, 2007. (5)

(h)(vi)	Addendum to Transfer Agent Servicing Agreement, dated June 18, 2009. (5)

(h)(vii)	Third Amendment to Transfer Agent Servicing Agreement, dated December 31, 2010. (7)

(h)(viii)	Fourth Amendment to Transfer Agent Servicing Agreement, dated December 20, 2013 – filed herewith.

(h)(ix)	Fund Accounting Servicing Agreement. (5)

(h)(x)	First Amendment to Fund Accounting Servicing Agreement, dated December 31, 2010. (7)

(h)(xi)	Second Amendment to Fund Accounting Servicing Agreement, dated December 20, 2013 – filed herewith.

(i)	Opinion of Foley & Lardner LLP, counsel for Registrant – filed herewith.

(j)(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(j)(ii)	Power of Attorney. (8)

(k)	None.

(l)(1)	Subscription Agreement. (1)

(l)(2)	Subscription Agreement of FMI Common Stock Fund, Inc. – filed herewith.

(m)	Service and Distribution Plan. (1)

(n)	None.

(p)(i)	Code of Ethics of Registrant. (4)

(p)(ii)	Code of Ethics of Fiduciary Management, Inc. (5)

(1)	Previously filed as an exhibit to Registrant’s Initial Registration Statement on Form N-1A on September 26, 1996 and incorporated by reference thereto.

(2)	Previously filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A on October 17, 2001 and incorporated by reference thereto.

(3)	Previously filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A on December 1, 2004 and incorporated by reference thereto.

(4)	Previously filed as an exhibit to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A on January 30, 2009 and incorporated by reference thereto.

(5)	Previously filed as an exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A on January 29, 2010 and incorporated by reference thereto.

(6)	Previously filed as an exhibit to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A on September 29, 2010 and incorporated by reference thereto.

(7)	Previously filed as an exhibit to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A on December 8, 2010 and incorporated by reference thereto.

(8)	Previously filed as an exhibit to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A on January 31, 2011 and incorporated by reference thereto.

(9)	Previously filed as an exhibit to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A on January 31, 2012 and incorporated by reference thereto.

(10)	Previously filed as an exhibit to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A on January 29, 2013 and incorporated by reference thereto.

(11)	Previously filed as an exhibit to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A on September 20, 2013 and incorporated by reference thereto.

Item 29. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by any person.  Registrant neither controls any person nor is any person under common control with Registrant.

Item 30. Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

Article VII

GENERAL PROVISIONS

Section 7. Indemnification.
A.           The corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.           In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A.  Such determination shall be made:  (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained  herefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C.           The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D.           Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of:  (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.           The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.           This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.           “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32. Principal Underwriters

(a)           Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Armour Funds, Aviemore Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Conestoga Funds, Entrepreneur Shares, FMI Funds, HNP Capital Growth & Preservation Fund, Hagin Keystone Fund, Jacobs-Broel Fund, Leuthold Funds, Longleaf Partners Fund, Marketocracy Funds, Neiman Funds, New Frontiers KC India Fund, Outfitter Fund, Paradigm Funds, PIP New Generation Fund, Ranger Funds, Reynolds Funds, Rocky Peak Funds, Satuit Funds, Sparrow Funds, Valley Forge Funds and Wireless Fund.

(b)           The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	None

Stephen P. Sprague	Chief Financial Officer	None

The principal business address of each of the persons listed above is 1010 Franklin Avenue, Garden City, New York 11530.

Item 33. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of (a) the Registrant’s investment adviser, Fiduciary Management, Inc., at its corporate offices, 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202; (b) the Registrant’s administrator, transfer agent, and dividend disbursing agent, U.S. Bancorp Fund Services, LLC, at its corporate offices, 615 East Michigan Street, Milwaukee, Wisconsin 53202; and (c) the Registrant’s custodian, U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212.

Item 34. Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35. Undertakings

Registrant undertakes to provide its Annual Report to shareholders upon request without charge to any recipient of a Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on January 27, 2014.
.

FMI FUNDS, INC.
(Registrant)

By: /s/ Ted D. Kellner
Ted D. Kellner, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Ted D. Kellner	President, Treasurer and Director	January 27, 2014
Ted D. Kellner

/s/ Barry K. Allen	Director	January 27, 2014
Barry K. Allen

/s/ Robert C. Arzbaecher	Director	January 27, 2014
Robert C. Arzbaecher

/s/ John S. Brandser	Director	January 27, 2014
John S. Brandser

/s/ Patrick J. English	Director	January 27, 2014
Patrick J. English

/s/ Gordon H. Gunnlaugsson	Director	January 27, 2014
Gordon H. Gunnlaugsson

/s/ Paul S. Shain	Director	January 27, 2014
Paul S. Shain

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(a)(v)	Articles Supplementary Effective as of January 27, 2014

(d)(iii)	Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI International Fund

(d)(iv)	Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Common Stock Fund

(e)(iii)	Second Amendment to the Distribution Agreement, dated December 1, 2013

(g)(iv)	Fourth Amendment to the Custody Agreement, dated February 28, 2013

(g)(v)	Fifth Amendment to the Custody Agreement, dated December 20, 2013

(h)(iii)	Second Amendment to Fund Administration Servicing Agreement, dated December 20, 2013

(h)(viii)	Fourth Amendment to Transfer Agent Servicing Agreement, dated December 20, 2013

(h)(xi)	Second Amendment to Fund Accounting Servicing Agreement, dated December 20, 2013

(i)	Opinion of Foley & Lardner LLP

(j)(i)	Consent of Independent Registered Public Accounting Firm

(l)(2)	Subscription Agreement of FMI Common Stock Fund, Inc.